UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                       November 14, 2005 (November 8,2005)

                                 PROTALEX, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        000-28385                                         91-2003490
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(Commission File Number)                       (IRS Employer Identification No.)


  145 Union Square Drive, New Hope, PA                      18938
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(Address of Principal Executive Offices)                  (Zip Code)

                                  215-862-9720
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

      Protalex, Inc. (the "Company") and Mr. Peter G. Tombros entered into a verbal agreement, effective as of November 8, 2005, concerning Mr. Tombros' appointment as director of the Company. A description of the material terms of this agreement are set forth in Item 5.02 of this Current Report on Form 8-K, which description is incorporated by reference in this Item 1.01.

                 Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers.

(d) On November 8, 2005, Mr. Tombros joined the Company's board of directors, filling the vacancy created when John E. Doherty announced that he would not stand for reelection at the end of his term, as announced on August 24, 2005.

As a director, Mr. Tombros will receive $20,000 annually as director's fees. He will not receive separate meeting fees, but will be reimbursed for out-of-pocket expenses related to attending board meetings in accordance with the Company's reimbursement policies. Additionally, the Company granted Mr. Tombros 100,000 fully vested stock options on November 8, 2005 pursuant to the Company's 2003 Stock Option Plan, exercisable at the closing price on the date of grant. These options expire ten years from the date of grant. This grant is subject to the further terms and conditions of the Company's 2003 Stock Option Plan and the corresponding Stock Option Agreement.

                 Section 9 -- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibit

(c) Exhibits.

99.1  Press release dated November 11, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Protalex, Inc.
                                     -----------------------------------
                                                (Registrant)


Date:   11/11/05                     By:  /s/ Marc L. Rose
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                                     Name: Marc L. Rose
                                     Title: Vice President of Finance,
                                     Chief Financial Officer, Treasurer and
                                     Corporate Secretary